Exhibit 10.1

                        COMMON STOCK PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT (THE "AGREEMENT") is made as of this ____ day of _________________ 2002, by and among AMERICABILIA.COM, INC., a Florida corporation ("ABIL"), CRYSTALIX USA GROUP, INC., a Nevada corporation ("CUSA"), RAINER EISSING, an individual, ARMIN VAN DAMME, an individual and MARC JANSSENS, an individual (collectively, the "Stockholders") Certain terms are used herein as defined below in Article I or elsewhere in this Agreement.

                                    RECITALS

     WHEREAS, ABIL is a publicly held company with its common stock trading on the OTC bulletin board and is looking to acquire the stock of growing privately held company;

     WHEREAS, Stockholders collectively own all of the outstanding shares of Common Stock of CUSA (the "CUSA Shares").

     WHEREAS, CUSA is a growing privately held company which is desirous of being acquired by a publicly held company;

     WHEREAS, CUSA is currently subject to a licensing agreement with Crystalix Technology, which provides CUSA with the exclusive right to utilize its intellectual property in connection with the operation of CUSA's laser etching machines; and

     WHEREAS, after good faith negotiations, ABIL, the Stockholders and CUSA have agreed upon certain terms and conditions which will govern the sale of CUSA to ABIL and have set forth these terms and conditions in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

     "ABIL Common Stock" means the 300,000,000 authorized shares of Common Stock of ABIL, $0.001par value per share.

     "ABIL Shares" means the shares of ABIL Common Stock and ABIL Series A Preferred Stock to be provided in connection with the Transactions.

     "Affiliates" means, with respect to a particular party, persons or entities controlling, controlled by or under common control with that party, including but not limited to any officers, directors of that party and of its other Affiliates and any entity in which that party owns more than 5% of the voting securities on a fully diluted basis.

     "Code" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

     "Crystalix   Technology"  means  Crystalix   Technology,   Inc.,  a  Nevada
corporation.

     "CUSA Assets" means all of the assets, properties, claims, contracts, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated, whether or not reflected in the most recent financial statements, that CUSA has a right, title or interest to or in and whether or not used by CUSA in the CUSA Business.

     "CUSA Business" means the entire business, operations and facilities of CUSA unless otherwise specified.

     "CUSA Common Stock" means the 100 shares of validly issued and outstanding Common Stock, with par value of $0.001 per share, held by the Stockholders.

     "CUSA's knowledge" or "ABIL's knowledge" means the actual knowledge of CUSA or ABIL, as the case may be, or of any director, officer or other employee of CUSA or ABIL, respectively, and such knowledge as any of the foregoing should have obtained upon reasonable inquiry.

     "CUSA Shares" means all of the outstanding shares of CUSA Common Stock.

     "Encumbrances"  means  any  lien,  mortgage,   security  interest,  pledge,
restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

     "FGCL" means the Florida General Corporations Law.

     "Intellectual Property" is defined in Section 3.17.

     "Material Adverse Effect" means a material adverse effect on the financial condition, results of operations, liquidity, products, competitive position, customers and customer relations of any Representing Party.

     "Minor Contracts" is defined in Section 3.16(a).

     "Non-Real Estate Leases" is defined in Section 3.9.

     "Person"   means   any   natural    person,    corporation,    partnership,
proprietorship, association, trust or other legal entity.

     "Securities Act" means the Securities Act of 1933, as amended, and the Regulations promulgated thereunder.

     "Termination Date" is defined in Section 9.1(b).

                                    ARTICLE 2
                        SALE AND PURCHASE OF CUSA SHARES

     2.1 SALE AND PURCHASE OF CUSA SHARES. Subject to the terms and conditions of this Agreement, at the Closing, CUSA and the Stockholders shall sell, transfer, convey, assign and deliver to ABIL, and ABIL shall purchase, acquire and accept from CUSA, all the CUSA Shares free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind.

     2.2 ISSUANCE AND TRANSFER OF SHARES. In consideration for the CUSA Shares, ABIL shall issue and deliver to the Stockholders Twenty Three Million Three Hundred (23,300,000) shares of ABIL Common Stock.

     2.3 CLOSING. Unless this Agreement shall have been terminated and the Transactions abandoned pursuant to Article X, subject to satisfaction or waiver of the conditions to the Transactions set forth in Article VIII, the Closing shall take place within thirty (30) days after satisfaction or waiver of the conditions to the Transactions set forth in Article VIII, at the offices of ABIL in Las Vegas, Nevada, unless the parties hereto agree in writing to another date or place. The date on which the Closing occurs is referred to herein as the "Closing Date."

     2.4 DELIVERY TO ABIL. At the Closing, the Stockholders and/or CUSA will deliver to ABIL (i) certificates representing the CUSA Shares, together with stock power duly endorsed, (ii) all such other endorsements, assignments and other instruments as are necessary to vest in ABIL title to the CUSA Shares free and clear of any adverse claimsand (iv) all other previously undelivered documents required to be delivered to ABIL at or prior to the Closing in connection with the Transactions, including those contemplated by Article 8.

     2.5 DELIVERY OF THE ABIL SHARES. At the Closing, ABIL shall deliver the ABIL Shares referred to in Section 2.02. ABIL shall also deliver all previously undelivered documents required hereunder to be delivered by ABIL at or prior to the Closing, including those contemplated by Article 8.

     2.6 FURTHER ASSURANCES. After the Closing, the Stockholders, CUSA and ABIL shall each from time to time, at the request of a party hereto and without further cost or expense to the requesting party, execute and deliver such other instruments of conveyance and transfer and take such other actions as the requesting party may reasonably request, in order to more effectively consummate the Transactions and to vest in ABIL, the Stockholders or Crystalix Technology, as the case may be, title to the CUSA Shares or ABIL Shares, as the case may be, being transferred hereunder.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF CUSA

     CUSA hereby represents and warrants to ABIL as follows:

     3.1 CORPORATE STATUS. CUSA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CUSA is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of CUSA that have been delivered to ABIL have been duly adopted and are current, correct and complete.

     3.2 AUTHORIZATION. CUSA has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by CUSA has been duly authorized by all necessary corporate action. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of CUSA, enforceable in accordance with their terms.

     3.3 CONSENTS AND APPROVALS.  Except for the consents  specified in Schedule
3.03 (the "Required Consents"), neither the execution and delivery by CUSA of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by CUSA, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which CUSA is subject, (b) the Charter Documents or bylaws of CUSA or (c) any Contract, Governmental Permit or other document to which CUSA is a party.

     3.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of CUSA consists of 100 shares of CUSA Common Stock, all of which are issued and outstanding on the date hereof and no shares of which are issued and held by CUSA as treasury stock. There are no issued shares of Preferred Stock. All of the CUSA Shares are duly and validly authorized and issued, fully paid and non-assessable. Schedule 3.04 correctly lists the record owners of all of the CUSA Shares. CUSA complied with all applicable Regulations in connection with the issuance of all of the CUSA Shares.

     3.5 FINANCIAL STATEMENTS. CUSA has delivered to ABIL correct and complete copies of CUSA's unaudited financial statements consisting of (i) Balance Sheets of CUSA, and (ii) Income Statements. All such unaudited financial statements are referred to herein collectively as the "CUSA Financial Statements" and fairly represent the current financial condition of CUSA.

     3.6 TITLE TO CUSA ASSETS AND RELATED MATTERS. CUSA has good and marketable title to, or valid leasehold interests in, all of the CUSA Assets, free from any Encumbrances except those specified in Schedule 3.06. The use of the CUSA Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of CUSA are suitable for the purposes for which they are used, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

     3.7 REAL PROPERTY. Schedule 3.07 describes all real estate used in the operation of the CUSA Business as well as any other real estate that is in the possession of or leased by CUSA and the improvements (including buildings and other structures) located on such real estate (collectively, the "Real Property"), and lists any leases under which any such Real Property is possessed (the "Real Estate Leases"). CUSA is not currently in Default under any of the Real Estate Leases, and CUSA is not aware of any Default by any of the lessors thereunder. Except as listed on Schedule 3.07, CUSA does not have an ownership interest in any Real Property. Schedule 3.07 also describes any real estate previously owned, leased or otherwise operated by CUSA during the five years immediately preceding the date of execution of this Agreement and the time periods of any such ownership, lease or operation.

     3.8 CERTAIN PERSONAL PROPERTY. Schedule 3.08 is an asset schedule, describing and specifying the location of all items of tangible personal property that were included in the CUSA Balance Sheet. Since the CUSA Balance Sheet Date, CUSA has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of CUSA's tangible personal property is in good operating condition, reasonable wear and tear excepted.

     3.9 NON-REAL ESTATE LEASES. CUSA is not currently in Default under any of the Non-Real Estate Leases, and CUSA is not aware of any Default by any of the lessors thereunder. There are no existing Non-Real Estate Leases under which the obligations of CUSA exceed $10,000 with respect to any individual Non-Real Estate Lease. "Non-Real Estate Leases" refers to any and all leases that relate to an asset or property (other than Real Property) used in the operation of the CUSA Business or otherwise possessed by CUSA, including but not limited to all trucks, automobiles, machinery, equipment, furniture and computers.

     3.10 INVENTORY. All inventory of CUSA consists of items of quality and quantity saleable in the ordinary course of business at regular sales prices of CUSA in the ordinary course of its business. A complete and accurate listing of all of the inventory of CUSA is set forth on Schedule 3.11.

     3.11 TAXES. Except as disclosed in Schedule 3.13, CUSA has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. Except as disclosed in Schedule 3.13, all taxes and other assessments and levies that CUSA has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by CUSA for such payment. Except as disclosed in Schedule 3.13, there are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. CUSA is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on CUSA.

     3.12 SUBSIDIARIES. CUSA does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, other than shares in a publicly traded company not exceeding 2% of the voting securities of that company.

     3.13 LEGAL  PROCEEDINGS  AND  COMPLIANCE  WITH LAW.  Except as disclosed in
Schedule 3.15, there is no Litigation that is pending or threatened against or related to CUSA. There has been no Default under any Regulations applicable to CUSA. There has been no Default with respect to any Court Order applicable to CUSA.

     3.14 EMPLOYEE RELATIONS. CUSA is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and CUSA has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement. Schedule 3.18 is a complete and correct list of the names and salaries, bonus and other cash compensation of all executive officers of CUSA.

     3.15 BENEFIT PLANS. There are no Benefit Plans sponsored or maintained by CUSA or under which CUSA may be obligated.

     3.16 CORPORATE RECORDS. The minute books of CUSA contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of CUSA is complete, correct and current.

     3.17 ABSENCE OF CERTAIN CHANGES. Since the CUSA Balance Sheet Date, CUSA has conducted the CUSA Business in the ordinary course and there has not been:

          (a)  any  material   adverse  change  in  the  CUSA  Business  or  its
Liabilities;

          (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

          (c) any sale, assignment or transfer of the CUSA Assets, or any additions to or transactions involving any CUSA Assets, other than those made in the ordinary course of business;

          (d) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

     3.18 CUSTOMERS AND LICENSEES. CUSA has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees. None of such licensees has given CUSA notice terminating, canceling or threatening to terminate or cancel any Contract or relationship with CUSA.

     3.19 FINDER'S FEES. No Person retained by CUSA is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

     3.20 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made in reliance upon the representations of the Stockholders to ABIL, which by their execution of this Agreement each hereby confirms, that the ABIL Shares will be acquired for investment for each party's own account, not as a nominee or agent, and not with a view to distribution (as such term is defined under the Securities Act of 1933, as amended (the "Act")) of any part thereof. Each party represents that it has full power and authority to enter into this Agreement.

     3.21 RESTRICTED SECURITIES. The Stockholders understand that the ABIL Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from ABIL in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances. It is understood that the ABIL Shares shall bear a legend to such effect.

     3.22 ACCURACY OF INFORMATION. No representation or warranty by CUSA in any Transaction Document, and no information contained therein or otherwise delivered to ABIL in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to CUSA that may materially adversely affect the CUSA Assets or the CUSA Business that has not been set forth in this Agreement or the other documents furnished to ABIL on or prior to the date hereof in connection with the Transactions.

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF ABIL

     ABIL hereby represents and warrants to CUSA as follows:

     4.1 CORPORATE STATUS. ABIL is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. ABIL is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of ABIL that have been delivered to CUSA have been duly adopted and are current, correct and complete.

     4.2 AUTHORIZATION. ABIL has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by ABIL have been duly authorized by all necessary corporate action. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of ABIL, enforceable in accordance with their terms.

     4.3 CONSENTS AND APPROVALS. Neither the execution and delivery by ABIL of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by ABIL, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which ABIL is subject, (b) the Charter Documents or bylaws of ABIL or (c) any Contract, Governmental Permit or other document to which ABIL is a party.

     4.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of ABIL currently consists of 300,000,000 shares of Common Stock with par value of $0.001 per share, 6,700,000 of which are issued and outstanding on the date hereof and no shares of which are issued and held by ABIL as treasury stock. ABIL has caused its authorized capital stock to be increased to consist of: (a) 300,000,000 shares of Common Stock with par value of $0.001 per share; (b) 10,000,000 shares of Series A Preferred Stock with par value of $0.001 per share; and (c) 5,000,000 shares of Series B Preferred Stock with par value of $0.001 per share. There will not be any shares of Series A or Series B Preferred Stock issued as of the Closing Date in connection with this Transaction. All of the ABIL Shares are duly and validly authorized and issued, fully paid and non-assessable. Schedule 4.04 correctly lists the record owners of all of the ABIL Shares. ABIL complied with all applicable Regulations in connection with the issuance of all of the ABIL Shares.

     4.5 FINANCIAL STATEMENTS. ABIL has delivered to CUSA correct and complete copies of ABIL's latest 10SB; 10KSB; 10QSB; 8K, along with the last six (6) months of press releases and all other relevant materials. Additionally, ABIL has provided CUSA with its audited financial statements consisting of (i) Balance Sheets of ABIL for the years ending 1999, 2000 and 2001, and (ii) Income Statements for the years ending 1999, 2000 and 2001. All such audited financial statements are referred to herein collectively as the "ABIL Financial Statements."

     4.6 TITLE TO ABIL ASSETS AND RELATED MATTERS. ABIL has good and marketable title to, or valid leasehold interests in, all of the ABIL Assets, free from any Encumbrances The use of the ABIL Assets is not subject to any Encumbrances and such use does not materially encroach on the property or rights of anyone else.

All Real Property and tangible personal property of ABIL are suitable for the purposes for which they are used, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

     4.7 REAL PROPERTY. Schedule 4.07 describes all real estate used in the operation of the ABIL Business as well as any other real estate that is in the possession of or leased by ABIL and the improvements (including buildings and other structures) located on such real estate (collectively, the "Real Property"), and lists any leases under which any such Real Property is possessed (the "Real Estate Leases"). ABIL is not currently in Default under any of the Real Estate Leases, and ABIL is not aware of any Default by any of the lessors thereunder. Excepted as listed on Schedule 4.07, ABIL does not have an ownership interest in any Real Property. Schedule 4.07 also describes any real estate previously owned, leased or otherwise operated by ABIL during the five years immediately preceding the date of execution of this Agreement and the time periods of any such ownership, lease or operation.

     4.8 CERTAIN PERSONAL PROPERTY. Schedule 4.08 is an asset schedule, describing and specifying the location of all items of tangible personal property that were included in the ABIL Balance Sheet. Since the ABIL Balance Sheet Date, ABIL has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of CUSA's tangible personal property is in good operating condition, reasonable wear and tear excepted.

     4.9 ABSENCE OF UNDISCLOSED LIABILITIES. Except as specified in Schedule 4.12, ABIL does not have any Liabilities, and none of the CUSA Assets is subject to any Liabilities.

     4.10 TAXES. Except as disclosed in its financials, ABIL has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. Except as disclosed in Schedule 4.13, all taxes and other assessments and levies that ABIL has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by ABIL for such payment. Except as disclosed in Schedule 4.13, there are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. ABIL is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on ABIL.

     4.11 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW. There is no Litigation that is pending or threatened against or related to ABIL. There has been no Default under any Regulations applicable to ABIL. There has been no Default with respect to any Court Order applicable to ABIL.

     4.12 PATENTS AND OTHER INTELLECTUAL PROPERTY. To the best knowledge of ABIL, ABIL neither currently uses nor has used in the operation of the ABIL Business during the three years immediately preceding the execution of this

Agreement (including in the development or marketing of products and services) any patent, trademark, trade name, service mark, copyright, trade secret or know-howABIL is not infringing upon or unlawfully or wrongfully using any patent, trademark, trade name, service mark, copyright or trade secret owned or claimed by another Person. ABIL has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such patent, trademark, trade name, service mark, copyright or trade secret. No current or former employee of ABIL and no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor.

     4.13 EMPLOYEE RELATIONS. ABIL is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and ABIL has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement. Schedule 4.18 is a complete and correct list of the names and salaries, bonus and other cash compensation of all executive officers of ABIL.

     4.14 BENEFIT PLANS. There are no Benefit Plans sponsored or maintained by ABIL or under which ABIL may be obligated.

     4.15 CORPORATE RECORDS. The minute books of ABIL contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of ABIL is complete, correct and current.

     4.16 ABSENCE OF CERTAIN CHANGES. Since the ABIL Balance Sheet Date, ABIL has conducted the ABIL Business in the ordinary course and there has not been:

          (a)  any  material   adverse  change  in  the  ABIL  Business  or  its
Liabilities;

          (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

          (c) any sale, assignment or transfer of the ABIL Assets, or any additions to or transactions involving any ABIL Assets, other than those made in the ordinary course of business;

          (d) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

     4.17 PREVIOUS SALES; WARRANTIES. To the best knowledge of ABIL, all goods sold or distributed and services performed by ABIL were of merchantable and satisfactory quality, and ABIL has not breached any express or implied warranties in connection with the sale or distribution of such goods and performances of such services.

     4.18 CUSTOMERS. ABIL has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees.

     4.19 FINDER'S FEES. No Person retained by ABIL is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

     4.20 ACCURACY OF INFORMATION. No representation or warranty by ABIL in any Transaction Document, and no information contained therein or otherwise delivered to ABIL in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to ABIL that may materially adversely affect the ABIL Assets or the ABIL Business that has not been set forth in this Agreement or the other documents furnished to ABIL on or prior to the date hereof in connection with the Transactions.

                                    ARTICLE V
                                COVENANTS OF CUSA

     5.1 OPERATION OF THE CUSA BUSINESS.

          (a) From the date hereof to the Closing, CUSA shall conduct the CUSA Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any CUSA Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if CUSA's executory obligation in any such individual case, or series of related cases, exceeds $1,000, except that entering into contracts to provide events is permitted without restriction; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

          (b) From and after the Closing, CUSA shall cease to conduct any business in the field of laser etching except as a wholly owned subsidiary of ABIL.

     5.2 STOCKHOLDER MEETING. CUSA shall cause a meeting of its stockholders (the "CUSA Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. In connection with such meeting, CUSA (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

     5.3 ACCESS. CUSA shall give ABIL and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of CUSA and shall furnish to ABIL all such documents, records and information as ABIL shall from time to time reasonably request.

     5.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, CUSA shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of CUSA or of any part of the CUSA Assets or the CUSA Business, other than as contemplated or authorized hereby, nor shall CUSA provide any information to any Person (other than as contemplated by Section 5.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. CUSA shall immediately notify ABIL of any such inquiries or proposals or requests for information for such purpose. CUSA shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of CUSA to comply, with the provisions of this Section 5.4.

     5.5 MAINTENANCE OF THE CUSA ASSETS. CUSA shall continue to maintain and service the CUSA Assets consistent with past practice. CUSA shall not, directly or indirectly, sell or encumber all or any part of the CUSA Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

     5.6 EMPLOYEES AND BUSINESS RELATIONS. CUSA shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

     5.7 CONFIDENTIALITY. Prior to and after the Closing, CUSA will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of CUSA to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning ABIL furnished to CUSA in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by CUSA, (b) in the public domain through no fault of CUSA or (c) later acquired by CUSA from sources other than ABIL so long as, to the knowledge of CUSA, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that CUSA may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by CUSA of the confidential nature of such information and are directed by CUSA to treat such information confidentially. The obligation of CUSA to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, CUSA will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of CUSA to, destroy or deliver to ABIL all documents and other materials, and all copies thereof, obtained by CUSA or on its behalf from ABIL in connection with this Agreement that are subject to such confidence.

     5.8 FULFILLMENT OF CONDITIONS. CUSA shall use commercially reasonable efforts to fulfill the conditions specified in Article 7 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the CUSA Business in such manner that on the Closing Date the representations and warranties of CUSA contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

     5.9 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, CUSA shall give ABIL prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of CUSA contained herein to be inaccurate or otherwise misleading, (c) gives CUSA any reason to believe that any of the conditions set forth in Article 7 will not be satisfied prior to the Termination Date, or (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of CUSA.

     5.10 SATISFACTION OF LIABILITIES. Except as otherwise prohibited herein, prior to and after the Closing, CUSA will perform all of its obligations, contractual or otherwise, and discharge all of its Liabilities in accordance with the terms thereof.

     5.11 NO VIOLATION OF SECURITIES LAWS. CUSA will not sell, transfer or otherwise dispose of any of the ABIL Shares in violation of the Securities Act.

     5.12 EXPENSES. CUSA shall pay all of the legal, accounting and other expenses incurred by CUSA in connection with the Transactions.

                                    ARTICLE 6
                                COVENANTS OF ABIL

     6.1 OPERATION OF THE ABIL BUSINESS. From the date hereof to the Closing, ABIL shall conduct the ABIL Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any ABIL Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if ABIL's executory obligation in any such individual case, or series of related cases, exceeds $1,000, except that entering into contracts to provide events is permitted without restriction;

discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

     6.2 STOCKHOLDER MEETING. ABIL shall cause a meeting of its stockholders (the "ABIL Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. In connection with such meeting, ABIL (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

     6.3 ACCESS. ABIL shall give CUSA and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of ABIL and shall furnish to CUSA all such documents, records and information as CUSA shall from time to time reasonably request.

     6.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, ABIL shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of ABIL or of any part of the ABIL Assets or the ABIL Business, other than as contemplated or authorized hereby, nor shall ABIL provide any information to any Person (other than as contemplated by Section 6.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. ABIL shall immediately notify CUSA of any such inquiries or proposals or requests for information for such purpose. ABIL shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of CUSA to comply, with the provisions of this Section 6.4.

     6.5 MAINTENANCE OF THE ABIL ASSETS. ABIL shall continue to maintain and service the ABIL Assets consistent with past practice. ABIL shall not, directly or indirectly, sell or encumber all or any part of the ABIL Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

     6.6 EMPLOYEES AND BUSINESS RELATIONS. ABIL shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

     6.7 CONFIDENTIALITY. Prior to the Closing, ABIL will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of ABIL to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning CUSA furnished to ABIL in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by ABIL, (b) in the public domain through no fault of ABIL or (c) later acquired by ABIL from sources other than CUSA so long as, to the knowledge of ABIL, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that ABIL may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by ABIL of the confidential nature of such information and are directed by ABIL to treat such information confidentially. The obligation of ABIL to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, ABIL will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of ABIL to, destroy or deliver to CUSA all documents and other materials, and all copies thereof, obtained by ABIL or on its behalf from CUSA in connection with this Agreement that are subject to such confidence.

     6.8 EXPENSES. ABIL shall pay all of the legal, accounting and other expenses incurred by ABIL in connection with the Transactions.

     6.9 FULFILLMENT OF CONDITIONS. From the date hereof to the Closing, ABIL shall use commercially reasonable efforts to fulfill the conditions specified in
Article 7 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the business of CUSA in such manner that on the Closing Date the representations and warranties of CUSA contained herein shall be accurate as though then made).

     6.10 BOARD OF DIRECTORS MEETING. ABIL shall cause a meeting of its Board of Directors (the "ABIL Directors Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions.

     6.11 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, ABIL shall give CUSA prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of ABIL contained herein to be inaccurate or otherwise misleading or (c) gives ABIL any reason to believe that any of the conditions set forth in Article 7 will not be satisfied prior to the Termination Date.

                                    ARTICLE 7
                    CONDITIONS PRECEDENT TO THE TRANSACTIONS

     7.1 CONDITIONS TO OBLIGATIONS OF ABIL. The obligations of ABIL to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

          (a) CUSA STOCKHOLDER APPROVAL. The Transactions shall have been approved and adopted by the stockholders of CUSA in accordance with CUSA's Articles of Incorporation and bylaws.

          (b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of CUSA contained herein shall be true and correct in all material respects at and as of the date hereof and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

          (c) PERFORMANCE. CUSA shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing.

          (d) CONSENTS AND APPROVALS. CUSA shall have obtained all governmental and third party consents and approvals necessary, proper or advisable to consummate the Transactions, except for those which would not have a Material Adverse Effect. Such third party consents shall include the Required Consents.

          (e) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

          (f) OTHER DOCUMENTS. ABIL shall have received executed copies of all Transaction Documents to which CUSA or any CUSA stockholder is a party to the extent that they shall not have been received prior to the Closing. ABIL shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

     7.2 CONDITIONS TO OBLIGATIONS OF CUSA. The obligations of CUSA to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of ABIL contained herein shall be true and correct in all material respects at and as of the date when made and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

          (b) PERFORMANCE. ABIL shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by them on or prior to the Closing.

          (c) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

          (d) OTHER DOCUMENTS. CUSA shall have received executed copies of all Transaction Documents to which ABIL is a party to the extent that they shall not have been received prior to the Closing. CUSA shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

          (e) INCREASE OF AUTHORIZED SHARES. ABIL shall have caused the number of authorized shares to be increased from 50,000,000 to 300,000,000 of Common Stock, par value of $0.001 per share and shall authorize 10,000,000 shares of Series A Preferred Stock and 5,000,000 shares of Series B Preferred Stock.

                                    ARTICLE 9
                                   TERMINATION

     9.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

          (a) by mutual written consent of ABIL, CUSA or the Stockholders;

          (b) by either ABIL, CUSA or the Stockholders, if the Closing has not occurred by October 31, 2002 (such date, as it may be extended from time to time by the written agreement of ABIL, CUSA or the Stockholders, is referred to herein as the "Termination Date"); provided, however, that the right to terminate this Agreement under this paragraph (b) of Section 9.1 shall not be available to any party that has breached any of its covenants, representations or warranties in this Agreement;

          (c) by CUSA, if ABIL shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of ABIL contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, ABIL has not cured such breach within 10 business days of CUSA's notice of an intent to terminate;

          (d) by ABIL, if CUSA or the Stockholders shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of CUSA contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, CUSA has not cured such breach within 10 business days of ABIL's notice of an intent to terminate; or

          (e) by CUSA, if at the ABIL Stockholder Meeting (including any adjournments thereof), this Agreement and the Transactions shall fail to be approved and adopted by the affirmative vote of the holders of ABIL Common Stock required under the FGCL.

     9.2 EFFECT OF  TERMINATION.  If this  Agreement is  terminated  pursuant to
Section 9.1, the agreements contained in Sections 5.7 and 6.7 shall survive the termination hereof. In addition, any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

                                   ARTICLE 10
                        CONTENTS OF AGREEMENT, AMENDMENT,
                      PARTIES IN INTEREST, ASSIGNMENT, ETC.

     This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

                                   ARTICLE 11
                                 INTERPRETATION

     Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

                                   ARTICLE 12
                                     NOTICES

     All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

          If to ABIL:

                      ------------------------------------

                      ------------------------------------

                      ------------------------------------

                      ------------------------------------

          If to CUSA:

                      Christopher R. Grobl, Esq.
                      Silver State Legal
                      4625 West Nevso Drive
                      Las Vegas, Nevada 89103

          If to Stockholders:

                      Armin Van Damme

                      ------------------------------------

                      ------------------------------------

                                   ARTICLE 13
                                  GOVERNING LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without regard to its provisions concerning conflict of laws.

                                   ARTICLE 14
                                  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                   ARTICLE 15
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations and warranties made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party and for a period of one year following the Closing.

                                   ARTICLE 16
                               REMEDIES CUMULATIVE

     The remedies provided herein shall be cumulative and shall not preclude a party from asserting any other rights or seeking any other remedies against the other party or its successors or assigns.

                                   ARTICLE 17
                                  SEVERABILITY

     The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clause or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

                                   ARTICLE 19
                                   ARBITRATION

     The parties agree that all disputes, claims, and controversies between or among them arising from or relating to this Agreement shall be arbitrated in Clark County, Nevada, pursuant to the Rules of the American Arbitration Association, upon the request of any party.

                                   ARTICLE 20
                                TAX FREE EXCHANGE

     It is understood that the parties intend that this transaction represents a tax free exchange under the Internal Revenue Code. However, this Agreement is not contingent upon a ruling from the Internal Revenue Service (the "IRS") that the transactions contemplated herein constitute a tax free exchange and the parties' agreements herein are effective and binding on them irrespective of any favorable or negative ruling from the IRS.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.

                                        AMERICABILIA.COM, INC.
                                        A FLORIDA CORPORATION

                                        By:___________________________________
                                           Name:
                                           Title:


                                        CRYSTALIX USA GROUP, INC.
                                        A NEVADA CORPORATION

                                        By:___________________________________
                                           Name:
                                           Title:


                                        RAINER EISSING, AN INDIVIDUAL

                                        ________________________________________


                                        ARMIN VAN DAMME, AN INDIVIDUAL

                                        ________________________________________


                                        MARC JANSSENS, AN INDIVIDUAL

                                        ________________________________________

                                  SCHEDULE 3.11

                                    INVENTORY

                                  SCHEDULE 3.13

                                      TAXES

                                  SCHEDULE 3.15

                                   LITIGATION

                                  SCHEDULE 4.04

                       CAPITALIZATION AND STOCK OWNERSHIP

                                  SCHEDULE 4.07

                                  REAL PROPERTY

                                  SCHEDULE 4.08

                                PERSONAL PROPERTY